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                                                                  EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated October 14, 1997 included in this Form 8-K into Engineering Animation, Inc.'s previously filed registration statements on Form S-8, File No. 333-17393, 333-40823 and 333-40825.

                              /s/ ARTHUR ANDERSEN LLP

Portland, Oregon
December 8, 1997